EXHIBIT 10.46


THIS SECURED DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.



                                SECURED DEBENTURE


                                  COLMENA CORP.


                        8% SECURED CONVERTIBLE DEBENTURE


                                 NOVEMBER , 2004



No.  001                                                        US$600,000

         This Secured Debenture (the "Debenture") is issued on November , 2004 (the "Closing Date") by Colmena Corp., a Delaware corporation (the "Company"), to the investor(s) as listed on Schedule I attached (together with its permitted successors and assigns, the "Holder(s)") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

                                      II.

         A. PRINCIPAL AND INTEREST. For value received, the Company hereby promises to pay to the order of the Holder(s) on the Nine (9) month anniversary of Closing, the principal sum of up to Six Hundred Thousand U.S. Dollars (US $600,000) pursuant to the respective amounts set forth opposite each Holder(s) name on Schedule I, together with interest on the unpaid principal of this Debenture at the rate of eight percent (8%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid. At the Holder's option, the outstanding principal and accrued interest shall be paid to the Holder on the Nine (9)

B.

         B. Month anniversary from the date hereof by either (a) converting in accordance with Section 1.02 herein provided, however, that in no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion or (b) Holder shall have the right to put a portion or all of the outstanding principal Debenture back to the Company at a price equal to the redemption price of One Hundred Twenty (120%) Percent plus accrued interest.

         C. OPTIONAL CONVERSION. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the "Conversion Shares") of the Company's common stock, par value US$..01 per share ("Common Stock"), at the price per share (the "Conversion Price") equal to either (a) an amount equal to one hundred twenty percent (120%) of the final closing bid price of the Common Stock as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P. (the "Fixed Price") as of the closing date, or (b) an amount equal to eighty percent (80%) of the lowest volume weighted average price of the Company's Common Stock, as quoted by Bloomberg, LP, for the thirty (30) trading days immediately preceding the Conversion Date (as defined herein). Subparagraphs (a) and (b) above are individually referred to as a "Conversion Price". As used herein, "Principal Market" shall mean The National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board, Nasdaq SmallCap Market, or American Stock Exchange. If the Common Stock is not traded on a Principal Market, the Closing Bid Price and/or the VWAP shall mean, the reported Closing Bid Price or the VWAP for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "B" to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

         D. RESERVATION OF COMMON STOCK. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within thirty
(30) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock. Management of the company shall recommend to shareholders to vote in favor of increasing the number of Common Stock Authorized. Management shall also vote all of its shares in favor of increasing the number of Common Stock authorized.

         E. RIGHT OF REDEMPTION. The Company at its option shall have the right to redeem, with three (3) business days advance written notice (the "Redemption Notice"), a portion or all outstanding convertible debenture. The redemption price shall be one hundred twenty percent (120%) of the amount redeemed plus accrued interest.

         F. REGISTRATION RIGHTS. The Company is obligated to register the resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of a Registration Rights Agreement, between the Company and the Holder of even date herewith (the "Investor Registration Rights Agreement").

         G. INTEREST PAYMENTS. The interest so payable will be paid at the time of maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Holder, in its sole discretion, may elect to receive the interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in Article III Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

         H. PAYING AGENT AND REGISTRAR. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

         I. SECURED NATURE OF DEBENTURE. This Debenture is secured by all of the assets and property of the Company as set forth on Exhibit A to the Security Agreement dated the date hereof between the Company and the Holder (the "Security Agreement"). As set forth in the Security Agreement, Holder's security interest shall terminate upon the occurrence of an Expiration Event as defined in the Security Agreement.

                                      III.

         A. AMENDMENTS AND WAIVER OF DEFAULT. The Debenture may not be amended. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, or to provide for assumption of the Company obligations to the Holder.

                                      IV.

         A. EVENTS OF DEFAULT. An Event of Default is defined as follows: (a) failure by the Company to pay amounts due hereunder within fifteen (15) days of the date of maturity of this Debenture; (b) failure by the Company to comply with the terms of the Irrevocable Transfer Agent Instructions attached to the Securities Purchase Agreement; (c) failure by the Company's transfer agent to issue freely tradeable Common Stock to the Holder within five (5) days of the Company's receipt of the attached Notice of Conversion from Holder; (d) failure by the

Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; (e) events of bankruptcy or insolvency; (f) a breach by the Company of its obligations under the Securities Purchase Agreement or the Investor Registration Rights Agreement which is not cured by the Company within ten (10) days after receipt of written notice thereof. Upon the occurrence of an Event of Default, the Holder may, in its sole discretion, accelerate full repayment of all debentures outstanding and accrued interest thereon or may, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement dated the date hereof between the Company and Investor (the "Securities Purchase Agreement"), convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein.

         B. FAILURE TO ISSUE UNRESTRICTED COMMON STOCK. As indicated in Article III Section 3.01, a breach by the Company of its obligations under the Investor Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten (10) days, shall entitle the Holder to accelerate full repayment of all debentures outstanding and accrued interest thereon or, notwithstanding any limitations contained in this Debenture and/or the Securities Purchase Agreement, to convert all debentures outstanding and accrued interest thereon into shares of Common Stock pursuant to Section 1.02 herein. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

                                       V.

         A. RIGHTS AND TERMS OF CONVERSION. This Debenture, in whole or in part, may be converted at any time following the Closing Date, into shares of Common Stock at a price equal to the Conversion Price as described in Section 1.02 above.

         B. RE-ISSUANCE OF DEBENTURE. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

                                      VI.

         A. ANTI-DILUTION. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

         B. CONSENT OF HOLDER TO SELL CAPITAL STOCK OR GRANT SECURITY INTERESTS. Except for the Standby Equity Distribution Agreement dated the date hereof between the Company and Cornell Capital Partners, LP, so long as any of the principal of or interest on this Debenture remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance,
(iii) enter into any security instrument granting the holder a security interest in any of the assets of the Company, or (iv) file any registration statement on Form S-8.

                                      VII.

         A. NOTICE. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:


If to the Company, to:             Colmena Corp.
                                   6499 N.W. 9th Avenue, Suite 304
                                   Ft. Lauderdale, FL 33309
                                   Attention:  L. Joshua Eikov
                                   Telephone: (954) 670-2300
                                   Facsimile:  (954) 772-9955


With a copy to:                    Jeffrey G. Klein, Esquire
                                   Newman, Pollock & Klein
                                   2600 N. Miliatry Trail, Suite 210
                                   Boca Raton, FL 33431
                                   Telephone: (561) 997-9920
                                   Facsilie: (561) 241-4943


If to the Holder:                  Pursuant to Schedule I Attached

With a copy to:                    Anslow and Jaclin, LLP
                                   195 Route 9, Suite 204
                                   Manalapan, NJ 07726
                                   Attention:        Gregg Jaclin, Esq.
                                   Telephone:        (732) 409-1212
                                   Facsimile:        (732) 577-1188


         B. GOVERNING LAW. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of Florida without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of Florida or the state courts of the State of Florida sitting in Broward County, Florida in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

         C. SEVERABILITY. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

         D. ENTIRE AGREEMENT AND AMENDMENTS. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

         E. COUNTERPARTS. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

         IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.


                                             COLMENA CORP.

                                             By:      /s/L. Joshua Eikov
                                             Name:    L. Joshua Eikov
                                             Title:   President

                                   SCHEDULE I


                      SCHEDULE OF BUYERS/INVESTORS,HOLDERS


                                                                                 ADDRESS/FACSIMILE             AMOUNT OF
               NAME                              SIGNATURE                        NUMBER OF HOLDER               HOLDER

..
Montgomery Equity Partners, Ltd.    By:      Yorkville Advisors, LLC     101 Hudson Street - Suite 3700          $  200,000
                                    Its:     General Partner             Jersey City, NJ  07303
                                                                         Facsimile:        (201) 985-8266

                                    By:      /s/ Mark Angelo
                                    Name:    Mark  Angelo
                                    Its:     Portfolio Manager

With a copy to:                     David Gonzalez, Esq.                 101 Hudson Street - Suite 3700
                                                                         Jersey City, NJ 07302
                                                                         Facsimile:           (201) 985-8266


Advantage Capital Development       By:      /s/ Jeffrey Sternberg       2999 N.E. 191st Street, PH2             $  200,000
                                       ---------------------------
Corp.
                                    Name:  Jeffrey Sternberg             Aventura, FL 33180
                                    Its:       President                 Facsimile:        (305-692-1832)


With a copy to:                     Gregg Jaclin, Esq.                   195 Route 9 South, Suite 204
                                                                         Manalapan, NJ 07726
                                                                         Facsimile:           (732) 577-1188

                                   EXHIBIT "A"


                              NOTICE OF CONVERSION


        (TO BE EXECUTED BY THE HOLDER IN ORDER TO CONVERT THE DEBENTURE)




TO:

         The undersigned hereby irrevocably elects to convert US$ of the principal amount of the above Debenture into Shares of Common Stock of Colmena Corp., according to the conditions stated therein, as of the Conversion Date written below.


CONVERSION DATE:
APPLICABLE CONVERSION PRICE:
SIGNATURE:
NAME:
ADDRESS:
AMOUNT TO BE CONVERTED:                   US$
AMOUNT OF DEBENTURE UNCONVERTED:          US$
CONVERSION PRICE PER SHARE:               US$
NUMBER OF SHARES OF COMMON STOCK TO BE
ISSUED:
PLEASE ISSUE THE SHARES OF COMMON STOCK
IN THE FOLLOWING NAME AND TO THE
FOLLOWING ADDRESS:
ISSUE TO:
AUTHORIZED SIGNATURE:
NAME:
TITLE:
PHONE NUMBER:
BROKER DTC PARTICIPANT CODE:
ACCOUNT NUMBER: